UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2004

MIDWEST BANC HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	000-29598 (Commission file number)	36-3252484 (I.R.S. employer identification no.)

501 W. NORTH AVENUE MELROSE PARK, ILLINOIS (Address of principal executive offices)	60160 (Zip Code)

Registrant’s telephone number, including area code: (708) 865-1053

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
SIGNATURES
Severance Policy

Item 1.01. Entry into a Material Definitive Agreement.

     On November 22, 2004, the Company established uniform guidelines for the payment of severance. Attached as Exhibit 10.27 is a copy of the Company’s severance policy, which is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWEST BANC HOLDINGS, INC.
	By:	/s/ Daniel R. Kadolph
Daniel R. Kadolph
Date: December 21, 2004		Senior Vice President and Chief Financial Officer